[Logo] MFS(R)                                                     ANNUAL REPORT
INVESTMENT MANAGEMENT                                             MARCH 31, 2000
WE INVENTED THE MUTUAL FUND(R)




                               [graphic omitted]




                                                            MFS(R) MASSACHUSETTS
                                                       HIGH INCOME TAX FREE FUND

                                                                 MFS(R) NEW YORK
                                                       HIGH INCOME TAX FREE FUND

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

TRUSTEES                                              TREASURER
Richard B. Bailey+ -- Private Investor;               W. Thomas London*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                          ASSISTANT TREASURERS
                                                      Mark E. Bradley*
Marshall N. Cohan+ -- Private Investor                Ellen Moynihan*
                                                      James O. Yost*
Lawrence H. Cohn, M.D.+ -- Chief of Cardiac
Surgery, Brigham and Women's Hospital;                SECRETARY
Professor of Surgery, Harvard Medical School          Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ -- Chief          ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;               James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                      CUSTODIAN
Abby M. O'Neill+ -- Private Investor                  State Street Bank and Trust Company

Walter E. Robb, III+ -- President and Treasurer,      AUDITORS
Benchmark Advisors, Inc. (corporate financial         Deloitte & Touche LLP
consultants); President, Benchmark
Consulting Group, Inc. (office services)              INVESTOR INFORMATION
                                                      For information on MFS mutual funds, call
Arnold D. Scott* -- Senior Executive                  your investment professional or, for an
Vice President, Director, and Secretary,              information kit, call toll free: 1-800-637-2929
MFS Investment Management                             any business day from 9 a.m. to 5 p.m.
                                                      Eastern time (or leave a message anytime).
Jeffrey L. Shames* -- Chairman and Chief
Executive Officer, MFS Investment                     INVESTOR SERVICE
Management                                            MFS Service Center, Inc.
                                                      P.O. Box 2281
J. Dale Sherratt+ -- President, Insight               Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialist)                                           For general information, call toll free:
                                                      1-800-225-2606 any business day from
Ward Smith+ -- Former Chairman (until 1994),          8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                      For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                    call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company              day from 9 a.m. to 5 p.m. Eastern time. (To
500 Boylston Street                                   use this service, your phone must be equipped
Boston, MA 02116-3741                                 with a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                           For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                           or stock and bond outlooks, call toll free:
500 Boylston Street                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                 touch-tone telephone.

CHAIRMAN AND PRESIDENT                                WORLD WIDE WEB
Jeffrey L. Shames*                                    www.mfs.com

PORTFOLIO MANAGER
Michael W. Roberge*



+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment into perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results, however, over the long-term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include:

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with less employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat-overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund, and by helping us reduce the credit risk which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

April 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) Massachusetts High Income Tax Free Fund

Dear Shareholders,
The Fund, which commenced operations on August 2, 1999, provided a total return of 1.42% through March 31, 2000. This return includes the reinvestment of any distributions but excludes the effects of any sales charges and compares to a return over the same period of 1.35% for the Fund's benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged index of investment-grade bonds.

The Fund seeks to provide high current income exempt from federal income tax and Massachusetts personal income tax. The Fund is nondiversified and may invest in a small number of issuers. Most of the Fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Two main factors contributed to performance over the period. First, early in the period, at a time when the bond market was going down, there was a large amount of cash in the portfolio that had yet to be invested. This helped our performance relative to the index. Second, credit spreads widened over the period. As we began to put our money to work, we were able to purchase bonds with more attractive yields and avoid some of the price declines we would have suffered had we invested in high-yield instruments earlier.

We've added most of our yield in the health care and university areas. The Boston area is a mecca for both hospitals and universities, and that afforded opportunities for the Fund. The Boston health care market has been made somewhat more difficult by the situation with Harvard Pilgrim, a large health maintenance organization that experienced serious financial difficulties. As a result, we've been very careful in that sector, but we do feel that health care may offer some good opportunities.

Respectfully,

/s/ Michael W. Roberge
    Michael W. Roberge
    Portfolio Manager

MFS(R) New York High Income Tax Free Fund

Dear Shareholders,
The Fund, which commenced operations on August 2, 1999, provided a total return of 2.35% through March 31, 2000. This return includes the reinvestment of any distributions but excludes the effects of any sales charges and compares to a return over the same period of 1.35% for the Fund's benchmark, the Lehman Brothers Municipal Bond Index.

The Fund seeks to provide high current income exempt from federal income tax and New York state and city income taxes. The Fund is nondiversified and may invest in a small number of issuers. Most of the Fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Two main factors contributed to performance over the period. First, early in the period, at a time when the bond market was going down, there was a large amount of cash in the portfolio that had yet to be invested. This helped our performance relative to the index. Second, credit spreads widened over the period. As we began to put our money to work, we were able to purchase bonds with more attractive yields and avoid some of the price declines we would have suffered had we invested in high-yield instruments earlier.

Our approach in managing the Fund has been to ease high-yield instruments into the portfolio and become more aggressive as yield spreads widen. Over time, we expect to be able to add more yield (and therefore more risk) to the portfolio.

Respectfully,

/s/ Michael W. Roberge
    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A shares which are available for purchase at net asset value only by: (1) residents of the Commonwealth of Massachusetts or the State of New York (as applicable) who are employees (or certain relatives of employees) of MFS and its affiliates; or (2) members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, August 2, 1999, through March 31, 2000. Index information is from August 1, 1999.)

                                                MFS Massachusetts
                      Lehman Brothers              High Income
                    Municipal Bond Index     Tax Free Fund - Class A
                    --------------------     -----------------------
August, 1999              $10,000                    $9,530
March, 2000                10,135                     9,661

CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A
                                                                          Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                           +1.42%
-------------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                           -3.39%
-------------------------------------------------------------------------------

COMPARATIVE INDEX
                                                                          Life*
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                                    +1.35%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, August 2, 1999, through March 31, 2000. Index information is from August 1, 1999.
# Source: Standard & Poor's Micropal, Inc.

MFS NEW YORK HIGH INCOME TAX FREE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, August 2, 1999, through March 31, 2000. Index information is from August 1, 1999.)

                                                   MFS New York
                      Lehman Brothers              High Income
                    Municipal Bond Index     Tax Free Fund - Class A
                    --------------------     -----------------------
August, 1999              $10,000                    $9,530
March, 2000                10,135                     9,749

CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A
                                                                           Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                            +2.35%
--------------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                            -2.51%
--------------------------------------------------------------------------------

COMPARATIVE INDEX
                                                                           Life*
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                                     +1.35%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, August 2, 1999, through March 31, 2000. Index information is from August 1, 1999.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge.

All performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Both Funds are nondiversified and have more risk than diversified funds. Investments in shares of the Fund should not be considered to constitute a complete investment program.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - March 31, 2000

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
Municipal Bonds - 98.2%
------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT
ISSUER                                                                          (000 OMITTED)                VALUE
------------------------------------------------------------------------------------------------------------------
General Obligation - 34.2%
  Boston, MA, 5.75s, 2019                                                                $200           $  201,224
  Central Berkshire, MA, Regional School District, FSA, 5.25s, 2014###                    100               98,415
  Central Berkshire, MA, Regional School District, FSA, 5.25s, 2016                       200              193,860
  Chelmsford, MA, 6s, 2018                                                                100              103,116
  Commonwealth of Massachusetts, 5.25s, 2008                                              100              101,226
  Commonwealth of Massachusetts, 6s, 2013                                                  25               26,331
  Commonwealth of Massachusetts, 6s, 2014                                                 150              157,353
  Holyoke, MA, 8s, 2001                                                                   150              153,450
  Lawrence, MA, AMBAC, 9.75s, 2002                                                        350              382,189
  Lowell, MA, FGIC, 5.75s, 2004                                                           100              103,163
  Northbridge, MA, 7.6s, 2001                                                             200              206,838
  Puerto Rico Municipal Finance Agency, RITES, FSA, 7.857s, 2016+(++)                      30               32,715
  Springfield, MA, Municipal Purpose Loan, FSA, 6.25s, 2019                               300              314,922
  Worcester, MA, FSA, 6s, 2016                                                            200              208,442
                                                                                                        ----------
                                                                                                        $2,283,244
------------------------------------------------------------------------------------------------------------------
State and Local Appropriation - 6.4%
  Massachusetts Bay Transportation Authority (General
    Transportation Systems), 6.2s, 2016                                                  $400           $  430,672
------------------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 8.2%
  Commonwealth of Massachusetts, ETM, 6.5s, 2006                                         $350           $  383,418
  Commonwealth of Massachusetts, ETM, FGIC, 7s, 2007                                      100              113,645
  Commonwealth of Massachusetts, Water Resources
    Authority, MBIA, 5.25s, 2004                                                           50               51,685
                                                                                                        ----------
                                                                                                        $  548,748
------------------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.5%
  Massachusetts Port Authority, 6s, 2015                                                 $100           $  103,715
  Massachusetts Port Authority, FSA, 5.125s, 2017                                         100               94,446
  Massachusetts Port Authority (US Airways), MBIA, 5s, 2006                               100               99,222
                                                                                                        ----------
                                                                                                        $  297,383
------------------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 1.2%
  Puerto Rico Electric Power Authority, Power Rev., RITES, FSA,
    6.357s, 2015+(++)                                                                    $ 80           $   77,478
------------------------------------------------------------------------------------------------------------------
Health Care Revenue - 2.2%
  Massachusetts Health & Education Facilities Authority (Caritas Christi),
    5.7s, 2015                                                                           $ 20           $   16,670
  Massachusetts Health & Education Facilities Authority (Jordan Hospital),
    5.25s, 2018                                                                           100               80,341
  Massachusetts Health & Education Facilities Authority
    (North Adams Regional Hospital), 6.625s, 2018                                          25               23,439
  Massachusetts Health & Education Facilities Authority
    (South Shore Hospital), 5.625s, 2019                                                   30               26,382
                                                                                                        ----------
                                                                                                        $  146,832
------------------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.7%
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                                                    $ 50           $   46,604
------------------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.3%
  Commonwealth of Massachusetts, 5s, 2017                                                $200           $  186,614
  Massachusetts Special Obligation Rev., 5.5s, 2012                                       120              123,272
  Territory of Virgin Islands, Public Finance Authority, 5.5s, 2022                        50               44,312
                                                                                                        ----------
                                                                                                        $  354,198
------------------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.5%
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                                $100           $  100,118
------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
  Massachusetts Development Finance Agency, Resource Recovery Rev.,
    6.7s, 2014                                                                           $ 25           $   25,421
  Massachusetts Development Finance Agency, Resource Recovery Rev
    (Waste Management, Inc.), 6.9s, 2029                                                   25               24,936
  Massachusetts Industrial Finance Agency (Ogden Haverhill),
    5.5s, 2013                                                                             25               22,402
                                                                                                        ----------
                                                                                                        $   72,759
------------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.5%
  Massachusetts Educational Financing Authority, MBIA, 6.05s, 2017                       $100           $  100,882
------------------------------------------------------------------------------------------------------------------
Universities - 14.4%
  Commonwealth of Massachusetts, College Building, MBIA, 5.625s, 2016                    $100           $  100,567
  Massachusetts Development Finance Agency Rev. (Eastern Nazarine College),
    5.625s, 2019                                                                          100               91,429
  Massachusetts Development Finance Agency Rev. (Mass College of Pharmacy),
    6.625s, 2020                                                                           50               50,275
  Massachusetts Development Finance Agency Rev. (Williston Northampton School),
    6.5s, 2028                                                                            200              184,456
  Massachusetts Health & Educational Facilities Authority, RITES,
    7.864s, 2020+(++)                                                                      90              107,176
  Massachusetts Health & Educational Facilities Authority
    (Simmons College), AMBAC, 5.75s, 2015                                                 100              102,068
  Massachusetts Industrial Finance Agency (Belmont Hill School),
    5.625s, 2020                                                                          100               95,944
  Massachusetts Industrial Finance Agency (Concord Academy), 5.5s, 2027                    50               44,658
  Massachusetts Industrial Finance Agency (Groton School), 5s, 2018                       100               91,207
  Massachusetts Industrial Finance Agency (Tabor Academy), 5.4s, 2018                     100               90,166
                                                                                                        ----------
                                                                                                        $  957,946
------------------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.4%
  Massachusetts Water Pollution Abatement Trust, 5.375s, 2011                            $ 75           $   76,118
  Massachusetts Water Pollution Abatement Trust, 5.5s, 2012                                50               51,402
  Massachusetts Water Pollution Abatement Trust, 5.5s, 2013                                25               25,520
  Massachusetts Water Pollution Abatement Trust, 5.75s, 2016                               25               25,395
  Massachusetts Water Pollution Abatement Trust, 5.75s, 2017                              125              126,483
  Massachusetts Water Resources Authority, 6s, 2010                                       100              106,937
  Massachusetts Water Resources Authority, FGIC, 6s, 2017                                 200              206,964
  Massachusetts Water Resources Authority, RITES, 8.192s, 2019(++)                        225              276,313
                                                                                                        ----------
                                                                                                        $  895,132
------------------------------------------------------------------------------------------------------------------
Other - 3.6%
  Commonwealth of Massachusetts, 5.125s, 2015                                            $200           $  189,988
  Rail Connections, Inc., MA (Route 128 Parking Garage), 6s, 2012                          50               50,420
                                                                                                        ----------
                                                                                                        $  240,408
------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $6,489,871)                                                     $6,552,404
------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Note - 1.5%
------------------------------------------------------------------------------------------------------------------
  Massachusetts Health & Education Facilities Authority, due 04/03/00,
    at Identified Cost                                                                   $100           $  100,000
------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,589,871)                                                         $6,652,404

Other Assets, Less Liabilities - 0.3%                                                                       20,055
------------------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                                     $6,672,459
------------------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - March 31, 2000

MFS NEW YORK HIGH INCOME TAX FREE FUND
Municipal Bonds - 97.8%
-------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT
ISSUER                                                                          (000 OMITTED)           VALUE
-------------------------------------------------------------------------------------------------------------
General Obligation - 9.2%
  Erie County, NY, Public Improvement, 5.625s, 2012                                       $15        $ 15,462
  Nassau County, NY, FSA, 5.25s, 2008                                                      15          15,123
  Puerto Rico Municipal Finance Agency, RITES, FSA, 7.857s, 2016+(++)                      15          16,357
                                                                                                     --------
                                                                                                     $ 46,942
-------------------------------------------------------------------------------------------------------------
State and Local Appropriation - 25.4%
  Metropolitan Transportation Authority, NY, Transportation Facilities
    Rev., MBIA, 5s, 2014                                                                  $25        $ 23,757
  New York Dormitory Authority Rev. (Mental Health Services Facilities),
    6s, 2007                                                                               25          26,094
  New York Dormitory Authority Rev. (Mental Health Services Facilities),
    MBIA, 5.75s, 2020                                                                       5           4,988
  New York Dormitory Authority Rev. (Office Facilities-Audit & Control),
    MBIA, 5.25s, 2011                                                                      25          24,989
  New York Dormitory Authority Rev. (State Universities), AMBAC, 5.5s, 2009                25          25,762
  New York Urban Development Corp. Rev. (Correctional Capital Facilities),
    FSA, 5.25s, 2014                                                                       25          24,678
                                                                                                     --------
                                                                                                     $130,268
--------------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 4.2%
  New York Medical Care Facilities Financing Agency Rev
   (Mental Health Services), 6.375s, 2004                                                 $20        $ 21,509
--------------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.0%
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo-
    Niagra International Airport), MBIA, 5.5s, 2009                                       $20        $ 20,258
--------------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 5.6%
  Long Island, NY, Power Authority, Electric Systems Rev., FSA, 5s, 2015                  $10        $  9,357
  Puerto Rico Electric Power Authority, RITES, FSA, 6.357s, 2015+(++)                      20          19,370
                                                                                                     --------
                                                                                                     $ 28,727
--------------------------------------------------------------------------------------------------------------
Health Care Revenue - 1.7%
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017                            $10        $  8,796
--------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 3.9%
  Rockland County, NY, Solid Waste Management Authority, 4.8s, 2005                       $20        $ 19,905
--------------------------------------------------------------------------------------------------------------
Turnpike Revenue - 18.1%
  Metropolitan Transportation Authority, NY, FGIC, 5.875s, 2018                           $20        $ 20,376
  New York Thruway Authority, Highway & Bridges Rev., FSA, 5.8s, 2018                      20          20,286
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2006                                     25          25,684
  Triborough Bridge & Tunnel Authority, NY, 5.75s, 2011                                    25          26,150
                                                                                                     --------
                                                                                                     $ 92,496
--------------------------------------------------------------------------------------------------------------
Universities - 12.9%
  Islip, NY, Community Development Agency Rev. (New York Institute of Technology),
    7.5s, 2026                                                                            $10        $ 10,280
  New York Dormitory Authority Rev. (New York University), MBIA, 5.75s, 2013               20          20,880
  New York Dormitory Authority Rev. (SUNY), 6s, 2014                                       15          15,573
  New York Dormitory Authority Rev. (University of Rochester), MBIA, 5.25s, 2015           20          19,502
                                                                                                     --------
                                                                                                     $ 66,235
--------------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
  New York Environmental Facilities Corp., Pollution Control Rev., 5.75s, 2012            $20        $ 20,976
--------------------------------------------------------------------------------------------------------------
Other - 8.7%
  New York City, NY, Cultural Resources Rev. (American Museum of Natural History),
    AMBAC, 5.25s, 2017                                                                    $25        $ 23,927
  Suffolk County, NY, Judical Facilities Rev. (John P Cohalan Complex), AMBAC,
    5.5s, 2008                                                                             20          20,536
                                                                                                     --------
                                                                                                     $ 44,463
--------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $502,019)                                                        $500,575

Other Assets, Less Liabilities - 2.2%                                                                  11,412
--------------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                                  $511,987
--------------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
 ### Security segregated as collateral for an open futures contract.
   + Restricted security.
(++) Inverse floating rate security.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------------
                                                                                MASSACHUSETTS            NEW YORK
                                                                                  HIGH INCOME         HIGH INCOME
MARCH 31, 2000                                                                  TAX FREE FUND       TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------
Assets:
  Investments -
    Identified cost                                                                 $6,589,871           $502,019
    Unrealized appreciation (depreciation)                                              62,533             (1,444)
                                                                                    ----------           --------
      Total investments, at value                                                   $6,652,404           $500,575
  Cash                                                                                  34,664              3,016
  Interest receivable                                                                   89,549              8,397
                                                                                    ----------           --------
      Total assets                                                                  $6,776,617           $511,988
                                                                                    ----------           --------
Liabilities:
  Distributions payable                                                             $    2,216           $      1
  Payable for daily variation margin on open futures contracts                           1,719               --
  Payable for investments purchased                                                    100,223               --
                                                                                    ----------           --------
      Total liabilities                                                             $  104,158           $      1
                                                                                    ----------           --------
Net assets                                                                          $6,672,459           $511,987
                                                                                    ==========           ========
Net assets consist of:
  Paid-in-capital                                                                   $6,613,358           $516,746
  Unrealized appreciation (depreciation) on investments                                 56,689             (1,444)
  Accumulated undistributed net realized gain (loss) on investments                      1,735             (3,262)
  Accumulated undistributed (distributions in excess of) net
    investment income                                                                      677                (53)
                                                                                    ----------           --------
      Total                                                                         $6,672,459           $511,987
                                                                                    ==========           ========
Shares of beneficial interest outstanding:                                             679,948             51,711
                                                                                    ==========           ========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)                          $ 9.81              $ 9.90
                                                                                      ======              ======
    Offering price per share (100 / 95.25 of net asset value per share)               $10.30              $10.39
                                                                                      ======              ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
-------------------------------------------------------------------------------------------------
                                                                 MASSACHUSETTS           NEW YORK
                                                                   HIGH INCOME        HIGH INCOME
PERIOD ENDED MARCH 31, 2000*                                     TAX FREE FUND      TAX FREE FUND
-------------------------------------------------------------------------------------------------
Net investment income:
  Interest Income                                                     $111,954           $ 16,490
                                                                      --------           --------
  Expenses -
    Management fee                                                    $  8,406           $  1,308
    Shareholder servicing agent fee                                      2,102                327
    Administrative fee                                                     260                 39
    Custodian fee                                                        3,740              3,060
    Printing                                                            22,402              3,857
    Postage                                                                128                 52
    Auditing fees                                                        9,500              9,000
    Legal fees                                                           4,228              1,774
    Miscellaneous                                                        4,512              2,132
                                                                      --------           --------
      Total expenses                                                  $ 55,278           $ 21,549
    Fees paid indirectly                                                  (675)              (121)
    Reduction of expenses by investment adviser                        (54,603)           (21,428)
                                                                      --------           --------
      Net expenses                                                    $   --             $   --
                                                                      --------           --------
        Net investment income                                         $111,954           $ 16,490
                                                                      --------           --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $  4,748           $ (3,262)
    Futures contracts                                                   (3,013)              --
                                                                      --------           --------
      Net realized gain (loss) on investments                         $  1,735           $ (3,262)
                                                                      --------           --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $ 62,533           $ (1,444)
    Futures contracts                                                   (5,844)              --
                                                                      --------           --------
      Net unrealized gain (loss) on investments                       $ 56,689           $ (1,444)
                                                                      --------           --------
      Net realized and unrealized gain (loss) on investments          $ 58,424           $ (4,706)
                                                                      --------           --------
        Increase in net assets from operations                        $170,378           $ 11,784
                                                                      ========           ========

*For the period from the commencement of each Fund's investment operations, August 2, 1999, through March 31, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                                 MASSACHUSETTS            NEW YORK
                                                                   HIGH INCOME         HIGH INCOME
PERIOD ENDED MARCH 31, 2000*                                     TAX FREE FUND       TAX FREE FUND
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $  111,954           $  16,490
  Net realized gain (loss) on investments                                1,735              (3,262)
  Net unrealized gain (loss) on investments                             56,689              (1,444)
                                                                    ----------           ---------
      Increase in net assets from operations                        $  170,378           $  11,784
                                                                    ----------           ---------
Distributions declared to shareholders -
  From net investment income                                        $ (111,277)          $ (16,490)
  In excess of net investment income
                                                                          --                   (53)
                                                                    ----------           ---------
      Total distributions declared to shareholders                  $ (111,277)          $ (16,543)
                                                                    ----------           ---------
Net increase in net assets from Fund share transactions             $6,613,358           $ 516,746
                                                                    ----------           ---------
      Total increase in net assets                                  $6,672,459           $ 511,987
Net assets:
  At beginning of period                                                  --                  --
                                                                    ----------           ---------
  At end of period                                                  $6,672,459           $ 511,987
                                                                    ----------           ---------
Accumulated undistributed (distributions in excess of) net
  investment income                                                 $      677           $     (53)
                                                                    ==========           =========

*For the period from the commencement of each Fund's investment operations, August 2, 1999, through March 31, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------
                                                                   MASSACHUSETTS            NEW YORK
                                                                     HIGH INCOME         HIGH INCOME
PERIOD ENDED MARCH 31, 2000*                                       TAX FREE FUND       TAX FREE FUND
----------------------------------------------------------------------------------------------------
                                                                         CLASS A             CLASS A
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $10.00              $10.00
                                                                          ------              ------
Income from investment operations# -
  Net investment income(S)                                                $ 0.33              $ 0.33
  Net realized and unrealized loss on investments                          (0.20)              (0.10)
                                                                          ------              ------
      Total from investment operations                                    $ 0.13              $ 0.23
                                                                          ------              ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.32)             $(0.33)
  In excess of net investment income                                        --                 (0.00)+++
                                                                          ------              ------
Net asset value - end of period                                           $ 9.81              $ 9.90
                                                                          ======              ======
Total return(+)                                                             1.42%++             2.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.03%+              0.04%+
  Net investment income                                                     5.27%+              5.01%+
Portfolio turnover                                                            65%                 19%
Net assets at end of period (000 omitted)                                 $6,672              $  512

(S) The investment adviser voluntarily agreed to maintain the expenses of each Fund at 0.00% of its average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                         $ 0.16              $(0.10)
     Ratios (to average net assets):
       Expenses##                                                           2.60%+              6.55%+
       Net investment income (loss)                                         2.70%+             (1.50)%+

  * For the period from the commencement of each Fund's investment operations, August 2, 1999, through
    March 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund are each nondiversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Each Fund can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by each Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, each Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Each Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to each Fund at a future date, usually beyond customary settlement time. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At March 31, 2000, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

EXPIRATION DATE      MASSACHUSETTS HIGH INCOME TAX FREE FUND      NEW YORK HIGH INCOME TAX FREE FUND
----------------------------------------------------------------------------------------------------
March 31, 2008                       $(344)                                     $(682)

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser has voluntarily agreed to pay each Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the Funds.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund incurs an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended March 31, 2000, on sales of Class A shares of each Fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution will commence on such date as the Trustees may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended March 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows:

                                                     MASSACHUSETTS           NEW YORK
                                                       HIGH INCOME        HIGH INCOME
                                                     TAX FREE FUND      TAX FREE FUND
-------------------------------------------------------------------------------------
Purchases                                               $8,586,835           $596,444
                                                        ----------           --------
Sales                                                   $2,094,900           $ 90,399
                                                        ----------           --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                     MASSACHUSETTS           NEW YORK
                                                       HIGH INCOME        HIGH INCOME
                                                     TAX FREE FUND      TAX FREE FUND
-------------------------------------------------------------------------------------
Aggregate cost                                          $6,589,871           $502,019
                                                        ----------           --------
Gross unrealized depreciation                           $  (31,975)          $ (4,210)
Gross unrealized appreciation                               94,508              2,766
                                                        ----------           --------
    Net unrealized appreciation (depreciation)          $   62,533           $ (1,444)
                                                        ==========           ========

(5) Shares of Beneficial Interest
The Trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                            MASSACHUSETTS HIGH INCOME              NEW YORK HIGH INCOME
                                                                  TAX FREE FUND                        TAX FREE FUND
                                                          ----------------------------           ------------------------
PERIOD ENDED MARCH 31, 2000*                               SHARES               AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                               722,031           $7,020,749           50,021          $500,210
Shares issued to shareholders in reinvestment of
  distributions                                             9,798               95,094            1,690            16,536
Shares reacquired                                         (51,881)            (502,485)            --                --
                                                          -------           ----------           ------          --------
    Net increase                                          679,948           $6,613,358           51,711          $516,746
                                                          =======           ==========           ======          ========

*For the period from the commencement of each Fund's investment operations, August 2, 1999, through March 31, 2000.

(6) Financial Instruments
Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

Massachusetts High Income Tax Free Fund

                                                                                                                UNREALIZED
         DESCRIPTION                EXPIRATION              CONTRACTS                 POSITION                 DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Municipal Bond Index                March 2000                  5                       Long                      $5,844

At March 31, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2000, each Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.3% and 7.0% of the MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund's net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value by the Trustees.

                                                                                DATE OF    PRINCIPAL
FUND                         DESCRIPTION                                    ACQUISITION       AMOUNT         COST         VALUE
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts High Income    Massachusetts Health & Educational
   Tax Free Fund               Facilities Authority,
                               RITES, 7.864s, 2020                            9/23/1999      $90,000      $102,557      $107,176
                             Puerto Rico Electric Power Authority,
                               Power Rev., RITES, FSA,
                               6.357s, 2015                                   9/23/1999       80,000        78,120        77,478
                             Puerto Rico Municipal Finance Agency,
                               RITES, FSA,
                               7.857s, 2016                                   1/13/2000       30,000        31,170        32,715
                                                                                                                        --------
                                                                                                                        $217,369
                                                                                                                        ========
New York High Income Tax     Puerto Rico Electric Power Authority,
  Free Fund                    RITES, FSA, 6.357s, 2015                       9/23/1999      $20,000      $ 19,530      $ 19,370
                             Puerto Rico Municipal Finance Agency,
                               RITES, FSA, 7.857s, 2016                       1/13/2000       15,000        15,585        16,357
                                                                                                                        --------
                                                                                                                        $ 35,727
                                                                                                                        ========

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS REPORT

To The Trustees of MFS Municipal Series Trust and Shareholders of MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free
Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the period from August 2, 1999 (commencement of investment operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated period from August 2, 1999 to March 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 4, 2000

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Tax Form Summary or Form 1099-DIV if applicable, reporting the federal tax status of all distributions paid during the calendar year 2000.

For federal income tax purposes, 100% of the total dividends paid by each Fund from net investment income during the period ended March 31, 2000, is designated as an exempt-interest dividend.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND

MFS(R) NEW YORK HIGH INCOME TAX FREE FUND


[Logo] MFS(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741







(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                              INC-2MST 5/00 1.9M